Exhibit 10.32

STOCK OPTION AGREEMENT

MATERIAL TECHNOLOGIES, INC.,
a Delaware corporation (the “Company”)

          THIS STOCK OPTION AGREEMENT (this “Option”) is intended to certify that, pursuant to that certain Consulting Agreement with the Company of even date herewith, Kelly Shuster, an individual, or his assigns (collectively, the “Holder”) is entitled, subject to the terms and conditions set forth herein, to purchase, 24,000 shares of Class B common stock of the Company (the “Option Shares”) from Robert M. Bernstein, an individual (the “Seller”), upon exercise at a purchase price of $0.50 per Option Share (the “Option Price”).

          1.       TERM.  Subject to the terms of this Option, the Holder shall have the right, at any time during the period commencing at 9:00 a.m., Pacific Time, on the 9th day of April, 2008 and ending at 5:00 p.m., Pacific Time, on the 8th day of April, 2018 (the “Termination Date”), to purchase from the Seller the Option Shares upon payment to the Seller of the Option Price.

          Notwithstanding anything to the contrary contained in this Option or otherwise, the Holder shall not be required, although it shall have the right, to exercise this Option.

          2.       MANNER OF EXERCISE.  Payment of the aggregate Option Price shall be made as described below.  The exercise shall be made no sooner than 70 days following delivery by the Holder to Seller of a “notice of intent” to exercise the Option.  No sooner than 70 days following the receipt of such “notice of intent” and upon the payment of all or a portion of the Option Price and delivery of the Election to Purchase, a form of which is attached hereto, the Seller shall cause to be issued and cause to be delivered within ten business days to or upon the written order of the Holder, and in such name or names as the Holder may designate, a certificate or certificates for the number of full Option Shares so purchased upon each exercise of the Option.  Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date which is 61 days following surrender of the Option (or if less than the entire Option is exercised, upon the delivery of the new Option described below) and payment of the Option Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.  The Option shall be exercisable, at the election of each Holder, either in full or from time to time in part and, in the event that a certificate evidencing the Option is exercised in respect of less than all of the Option Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Option shall be issued by the Company to such Holder.

          Payment of the Option Price may be made by either of the following, or a combination thereof, at the election of Holder:

          (i)       Cash Exercise: cash, bank or cashiers check, or wire transfer;

          (ii)       Cashless Exercise: surrender of this Option at the known address of the Seller together with notice of cashless election, in which event the Seller shall issue Holder a number of shares of common stock computed using the following formula:

X = Y (A-B)/A

where:  X = the number of shares of common stock to be issued to Holder.

Y = the number of shares of common stock for which this Option is being exercised.

A = the Market Price of one share of common stock (for purposes of this Section 3(ii), the “Market Price” shall be defined as the average closing price of the common stock for the five trading days prior to the date of exercise of this Option (the “Average Closing Price”), as reported by the OTC Bulletin or in any over-the-counter market, provided, however, that if the common stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five trading days prior to the date of exercise of the Options.  If the common stock is/was not traded during the five trading days prior to the date of exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five trading day period.

B = the Exercise Price.

          For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the common stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have been acquired at the time this Option was issued.  Moreover, it is intended, understood and acknowledged that the holding period for the common stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have commenced on the date this Option was issued.

          (iii)      Promissory Note: through a promissory note payable to the Seller, but only to the extent authorized by the Seller.

          In case of the purchase of less than all the Option Shares, the Seller shall cancel this Option upon the surrender hereof and shall execute and deliver a new Option of like tenor for the balance of the Option Shares.  Upon the exercise of this Option, the issuance of certificates for securities, properties or rights underlying this Option shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof, and such certificates shall be issued in such names as may be directed by the Holder: provided, however, that the Seller shall not be required to pay any tax in respect of income or capital gain of the Holder or any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder (a “Transfer Tax”), and the Seller shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Seller the amount of any such Transfer Tax or shall have established to the satisfaction of the Seller that any such Transfer Tax has been paid.

          3.       NO STOCKHOLDER RIGHTS.  Unless and until this Option is exercised, this Option shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Option.

          4.       EXCHANGE.  This Option is exchangeable upon the surrender hereof by the Holder to the Seller for new Options of like tenor representing in the aggregate the right to purchase the number of securities purchasable hereunder, each of such new Options to represent the right to purchase such number of securities as shall be designated by the Holder at the time of such surrender.

          Upon receipt by the Seller of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Seller of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Seller will make and deliver a new Option of like tenor and amount, in lieu hereof.

          5.       ELIMINATION OF FRACTIONAL INTERESTS.  The Seller shall not be required to issue certificates representing fractions of securities upon the exercise of this Option, nor shall it be required to issue scrip or pay cash in lieu of fractional interests.  All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Option.

          6.       RESERVATION AND LISTING OF SECURITIES.  The Seller shall at all times reserve and keep available out of his shares of Class B common stock, solely for the purpose of issuance upon the exercise of this Option, such number of shares of Class B common stock or other securities, properties or rights as shall be issuable upon the exercise hereof.  The Seller covenants and agrees that, upon exercise of this Option and payment of the Option Price, all shares of common stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

          7.       ANTIDILUTION PROTECTION.  For the entire term specified in Section 1 hereof, the Holder (and Holder’s permitted transferees, on a pro rata basis) shall receive additional Options, from time to time, in order to preserve Holder’s right to purchase at least 4% of the Company’s shares of Class B common stock then issued.

          8.       RESTRICTION ON EXERCISE.  Holder hereby agrees that she is limited in the number of Options that she may exercise, such that her receipt of Option Shares will not exceed 3,000 per month.

          9.       NOTICE.  Any notice, request, instruction, or other document required by the terms of this Option, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties as follows:

i.	To: “Seller”	Robert M. Bernstein 11661 San Vicente Boulevard, Suite 707 Los Angeles, California 90049 Fax: (310) 473-3177

ii.	To: “Holder”	Kelly Shuster 320 N 30th St Camp Hill, Pennsylvania 17011 Fax: (717) 233-0852

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal.  If notice is given by facsimile transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

          10.       CONSENT TO JURISDICTION AND SERVICE.  The parties consent to the jurisdiction of any court of the State of California, and of any federal court located in California, in any action or proceeding arising out of or in connection with this Option.  Orange County, California shall be proper venue.

          11.       SUCCESSORS.  All the covenants and provisions of this Option shall be binding upon and inure to the benefit of the Seller, the Holder and their respective legal representatives, successors and assigns. Holder may assign the Option at his discretion.

          12.       ATTORNEYS FEES.  If any legal action or any other proceeding, including arbitration or action for declaratory relief is brought for the interpretation or enforcement of this Option, the prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.  “Prevailing Party” shall include without limitation (a) a Party who dismisses an action in exchange for sums allegedly due; (b) the Party who receives performance from the other Party of an alleged breach or a desired remedy that is substantially equivalent to the relief sought in an action or proceeding; or (c) the Party determined to be the prevailing Party by an arbitrator or a court of law.

          13.       GOVERNING LAW.  This Option shall be governed, construed and interpreted under the laws of the state of California, without giving effect to the rules governing conflicts of law.

          14.       NOTICE OF RIGHT TO COUNSEL.  Each of the Parties has had the opportunity to, and has had, this Option reviewed by their respective attorney.  Each of the Parties affirms to the other that they have apprised themselves of all relevant information giving rise to this Option and has consulted and discussed with their independent advisors the provisions of this Option and fully understands the legal consequences of each provision.  Each Party further affirms to the other that they have not, and do not, rely upon any representation of advice from the other or from the other Parties’ counsel.

          15.       REPRESENTATIONS OF HOLDER.

                     (a)       Holder has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Option Shares offered by Seller of the size contemplated.  Holder represents that Holder is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment.  Holder has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Holder has deemed appropriate.

                     (b)       Holder is an “Accredited Investor” as defined in Regulation D of the Securities Act of 1933 (the “Act”) or Holder, either alone or with Holder’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by Seller or any affiliate or selling agent of Seller, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of an investment in the Option Shares offered by Seller and of making an informed investment decision with respect thereto and has the capacity to protect Holder’s own interests in connection with Holder’s proposed investment in the Option Shares.

                     (c)       Holder is acquiring the Option Shares solely for Holder’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Option Shares.

                    (d)       Holder will not sell or otherwise transfer the Option Shares without registration under the Act or an exemption therefrom and fully understands and agrees that Holder must bear the economic risk of Holder's purchase for an indefinite period of time because, among other reasons, the Option Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

          IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Stock Option Agreement on the 9th day of April, 2008.

SELLER:	HOLDER:

ROBERT M. BERNSTEIN an individual	KELLY SHUSTER an individual

/s/ Robert M. Bernstein	/s/ Kelly Shuster
By: Robert M. Bernstein	By: Kelly Shuster

FORM OF ELECTION TO PURCHASE

          The undersigned, a Holder of the attached Option, hereby irrevocably elects to exercise the purchase right represented by the attached Option Agreement for, and to purchase shares of common stock of Material Technologies, Inc., a Delaware corporation and herewith makes payment of $                                 therefor, and requests that the certificates for such securities be issued in the name of, and delivered to                                                                              , whose address is                                                                                                                     .
Dated:	Signature

(Signature must conform in all respects to name of Holder of such partial interest as specified on the face of the Option Certificate)

(Insert Social Security or Other Identifying Number of Holder)